UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 19, 2015

Date of Report (Date of earliest event reported)

MODEL N, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Seaport Boulevard, Suite 400 Pacific Shores Center – Building 6 South Redwood City, California	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 610-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure

On October 19, 2015, Model N issued a press release announcing it signed a definitive agreement to acquire Infonow Corporation (d/b/a Channelinsight). A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release entitled “Model N to acquire Channel Data Management leader Channelinsight” dated October 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEL N, INC.
(Registrant)

By:	/s/ Mark Tisdel
Mark Tisdel
Senior Vice President and Chief Financial Officer

Date: October 19, 2015

Exhibit Index

Exhibit Number	Description

99.1	Press Release entitled “Model N to acquire Channel Data Management leader Channelinsight” dated October 19, 2015.